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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   October 12, 1998
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                      Security Dynamics Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



       000-25120                                        04-2916506
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(Commission File Number)                    (I.R.S. Employer Identification No.)


20 Crosby Drive
Bedford, Massachusetts                                               01730
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(Address of Principal Executive Offices)                          (Zip Code)



                                 (781) 687-7000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

     On October 12, 1998, Security Dynamics Technologies, Inc. (the "Company") reported financial results for the third quarter of 1998. Revenue for the third quarter of 1998 increased 14% to $40.8 million, from $35.9 million for the third quarter of 1997. Before certain non-operating and one-time items, earnings for the quarter were $4.0 million ($0.10 per share on a diluted basis), compared to $5.9 million ($0.15 per share on a diluted basis) for the same period in 1997. Revenue for the nine months ended September 30, 1998 was $124.4 million, a 25% increase over the same period last year. Net income, excluding certain non-operating and one-time items, decreased 4% to $15.8 million, or $0.38 per diluted share, compared to $16.5 million, or $0.40 per diluted share, in the first nine months of 1997. Reported net income for the first nine months of 1998 was $16.8 million, a 29% increase over the same period last year.

     The Company also announced that its Board of Directors has authorized the Company to repurchase up to 4 million shares of its common stock over the next 12 months. The Company believes that Security Dynamics' stock is significantly undervalued, and therefore that the repurchase of common stock represents a highly attractive investment opportunity. The timing and amount of shares repurchased will be determined by the Company's management based on its evaluation of market and economic conditions. The Company reported that the repurchased shares will be used for the Company's stock option plans, employee stock purchase and other stock benefit plans, and for general corporate purposes.

     The full text of the Company's press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c)  EXHIBITS.

          Exhibit No.    Description
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              99         Press Release




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 13, 1998                SECURITY DYNAMICS TECHNOLOGIES, INC.
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                                                 (Registrant)



                                      By: /s/ Marian G. O'Leary
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                                          Marian G. O'Leary
                                          Senior Vice President, Finance
                                          Chief Financial Officer and Treasurer








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                                  EXHIBIT INDEX



Exhibit No.                      Description
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   99                            Press Release